VAN KAMPEN UNIT TRUSTS, SERIES 488

                   Enhanced Index Strategies Portfolio 2005-2

                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 12, 2005

         Notwithstanding anything to the contrary in the prospectus, Ascential Software Corporation was recently acquired in a cash transaction. As a result, the stock of such company is no longer included in Enhanced Index Strategies Portfolio 2005-2.

Supplement Dated:  May 11, 2005